UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 28, 2011

Date of Report

(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24025 Park Sorrento, Suite 400, Calabasas, California 91302

     (Address of Principal Executive Offices)                               (ZIP Code)

Registrant’s telephone number, including area code: (818) 223-7500

                              Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On March 28, 2011, the Superior Court for the State of California for the County of Los Angeles (the “Court”) entered an order providing for preliminary approval of a settlement (the “Settlement”) in connection with the derivative complaint, City of Miami Police Relief and Pension Fund v. R. Chad Dreier, et al., (the “Complaint”). In its order, the Court also approved the form of notice relating to the Settlement, and set a hearing date of June 6, 2011 at 11:00 a.m. to consider whether to grant final approval of the Settlement.  The Complaint named as defendants certain current and former directors and officers of The Ryland Group, Inc. (the “Company”). The Complaint alleged that these individual defendants breached their fiduciary duties to the Company from 2003 to 2008 by not adequately supervising Ryland business practices relating to its mortgage business and by not ensuring that proper internal controls were instituted and followed. The individual defendants have denied the claims made in the Complaint and make no admission of any wrongdoing in connection with the Settlement.  If approved by the Court at the hearing scheduled to take place on June 6, 2011, the Settlement will result in the dismissal with prejudice of the Complaint, in exchange for the implementation of certain corporate governance measures as disclosed in the Notice of Pendency and Proposed Settlement (the “Notice”), payment of $1 million to the Company by the insurance carriers to the Company and the individual defendants under the Company’s directors and officers insurance, and payment of attorneys’ fees awarded to the plaintiffs’ attorneys, if any. The terms of the Settlement are described in the Notice, a copy of which will be posted on the Company’s website at www.ryland.com. The Notice also provides information regarding how an objection to the Settlement may be filed with the Court.

As required by the Court’s order, a copy of the Notice is attached hereto as Exhibit 99 and incorporated herein by reference. The Notice can also be viewed on the Company’s website (www.ryland.com) in the investor relations section (http://www.ryland.com/home/investors.html).

Item 9.01                                           Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99              Notice of Pendency and Proposed Settlement

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: April 4, 2011	By:	/s/ Timothy J. Geckle
Timothy J. Geckle
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99	Notice of Pendency and Proposed Settlement